RESEARCH AND DEVELOPMENT EXPENSES, NET (Tables)	12 Months Ended
Dec. 31, 2023
Research And Development Expenses [Abstract]
Schedule of research and development expenses
	For the year ended
	December 31, 2023	December 31, 2022	December 31, 2021

Salaries and related expenses, including Stock Based Compensation	23,450	21,923	18,810
Chip pre-production and Development tools	9,917	7,214	12,936
Government support and grants	(4,241)	(12,295)	(13,802)

Total	29,126	16,842	17,944